Hyatt Investor Fact Book February 2013 Exhibit 99.1

Hyatt Hotels Corporation

February 2013 Fact Book

About the Fact Book

This fact book is a summary of Hyatt Hotels Corporation’s (the “Company,” “we,” “our” or “us”) historical financial and operational information.

This fact book does not provide the Company’s consolidated financial information and tables. You may access any filed documents at the SEC’s website at www.sec.gov or at Hyatt’s Investor Relations website at http://www.hyatt.com and by selecting the Investor Relations link located at the bottom of the page.

Table of Contents

Hyatt Hotels Corporation Profile	3

Definitions	4

Corporate History	5

Unaudited Historical Segment Information	8

Segment Financial Summary	9

Fee Summary	11

Managed and Franchised Hotels	12

Systemwide Comparable Managed and Franchised Hotel Chain Statistics	13

Owned and Leased Hotels	14

Owned and Leased Comparable Hotel Chain Statistics	15

Total Americas Managed and Franchised Hotels	17

Americas Comparable Managed and Franchised Hotel Chain Statistics	19

Total ASPAC Managed and Franchised Hotels	21

ASPAC Comparable Managed and Franchised Hotel Chain Statistics	22

Total EAME / SW Asia Managed Hotels	23

EAME / SW Asia Comparable Managed Hotel Chain Statistics	24

Owned and Leased Operating Margin and Comparable Owned and Leased Hotel Operating Margin	25

2

Hyatt Hotels Corporation Profile

Hyatt Hotels Corporation is a global hospitality company with widely recognized, industry leading brands and a tradition of innovation developed over our more than fifty-year history. Our mission is to provide authentic hospitality by making a difference in the lives of the people we touch every day. We focus on this mission in pursuit of our goal of becoming the most preferred brand in each customer segment that we serve for our associates, guests and owners. We support our mission and goal by adhering to a set of core values that characterize our culture. We believe that our mission, goal and values, together with the strength of our brands, strong capital and asset base and opportunities for expansion, provide us with a platform for long-term value creation.

We manage, franchise, own and develop Hyatt-branded hotels, resorts and residential and vacation ownership properties around the world. Our full service hotels and resorts operate under five established brands, Park Hyatt®, Andaz®, Hyatt®, Grand Hyatt® and Hyatt Regency®. Our two select service brands are Hyatt Place® and Hyatt HouseTM, an extended stay brand. We develop, sell or manage vacation ownership properties in select locations as part of the Hyatt Residence ClubTM. We also manage, provide services to or license our trademarks with respect to residential ownership units that are often adjacent to a Hyatt-branded full service hotel. We consult with third parties in the design and development of such mixed-use projects based on our expertise as a manager and owner of vacation ownership properties, residential properties and hotels.

Our associates, whom we refer to as members of the Hyatt family, are more than 95,000 individuals working at our corporate and regional offices and our managed, franchised and owned properties in 46 countries around the world.

3

Definitions

In this presentation, management has referred to Adjusted EBITDA. Adjusted EBITDA, as we define it, is a non-GAAP measure. For our definition of Adjusted EBITDA and a reconciliation of consolidated Adjusted EBITDA to EBITDA and a reconciliation of EBITDA to net income (loss) attributable to Hyatt Hotels Corporation, please refer to Part I, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Key Business Metrics Evaluated by Management – Adjusted EBITDA” and “– Results of Operations” of our Annual Report on Form 10-K for fiscal year 2011 or the information posted on the Investor Relations page of the Company’s website, which can be accessed at http://www.hyatt.com and by selecting the Investor Relations link located at the bottom of the page (or http://investors.hyatt.com).

Please also see Hyatt’s investor relations website at http://investors.hyatt.com under Investor Relations – Financial Information – Non-GAAP Reconciliations for a reconciliation of various non-GAAP measures to their corresponding GAAP measures presented on a quarterly basis.

For the definition of other terms used in this fact book and not defined herein, with the exception of our reportable segments, which are defined below, please see the section titled “DEFINITIONS” of both our most recent earnings release and our earnings release for the relevant fiscal period. All of our earnings releases have been filed on a current report on Form 8-K and can be accessed at the SEC’s website at www.sec.gov or at Hyatt’s investor relations website at http://investors.hyatt.com.

Segment Realignment

Effective October 1, 2012, we realigned our corporate and regional operations. Our realignment changed our operating and reportable segments such that our historic North American management and franchising segment has been combined with operations in Latin America to form the Americas management and franchising operating and reporting segment. The remaining components of our former International management and franchising reporting segment have been broken out to form two new operating and reporting segments, Southeast Asia, as well as China, Australia, South Korea and Japan (“ASPAC”) management and franchising and Europe, Africa, the Middle East and Southwest Asia (“EAME / SW Asia”) management. These operating segments, together with our owned and leased hotels, form our four reportable segments, which we define as follows:

•

Owned and leased hotels, which consists of our owned and leased full service and select service hotels and, for purposes of segment Adjusted EBITDA, our pro rata share of the Adjusted EBITDA of our unconsolidated hospitality ventures, based on our ownership percentage of each venture.

•	Americas management and franchising, which consists of our management and franchising of properties located in the United States, Latin America, Canada and the Caribbean.

•	ASPAC management and franchising, which consists of our management and franchising of properties located in Southeast Asia, as well as China, Australia, South Korea and Japan.

•

EAME / SW Asia management, which consists of our management of properties located primarily in Europe, Africa, the Middle East and India as well as countries along the Persian Gulf and the Arabian Sea.

As part of our realignment, costs incurred in our global development efforts, which were previously aggregated in corporate and other have been allocated to the operating and reporting segment to which they relate. The results of our vacation ownership business, Hyatt co-branded credit card and unallocated corporate overhead continue to be reported within corporate and other.

We have recast the quarterly and annual periods for the years ended December 31, 2009, 2010 and 2011 as well as the first three quarters of our fiscal year 2012 to reflect the new segment reporting structure for our managed and franchised operations. All historical financial information included herein is unaudited.

4

Corporate History

1957

Jay Pritzker purchases the very first Hyatt House hotel from business partners, Mr. Hyatt von Dehn and Mr. Jack Dyer Crouch. The small motor hotel is adjacent to the Los Angeles International Airport in Los Angeles, California.

1962

Hyatt goes public in 1962, changing its name to Hyatt Corporation.

1963

Advertised as “The World’s First Fly-In Hotels”, Hyatt has three divisions: Hyatt House hotels, Hyatt Chalet motels, and Hyatt Lodges. The properties are primarily in the western United States, but in 1963 Hyatt expands east with a property in Lincolnwood, Illinois near the Pritzkers home.

Hyatt creates an innovative program directed towards executive secretaries responsible for travel arrangements called HERS (Hyatt Executive Reservation Secretaries).

1964

The Company establishes three new regional sales offices, serving Northern California, Southern California and greater Chicago and the Midwest. A toll-free, direct reservation line to Hyatt House Hotels is set up for approximately three-dozen major cities.

1967

The first “Regency” is introduced in Atlanta, Georgia. Its first major John Portman designed hotel, Hyatt Regency Atlanta features original, groundbreaking design with a dramatic, 21-story atrium lobby. The revolutionary architecture spawns scores of atrium lobbies around the world, effectively changing the course of the lodging industry and reshaping the Hyatt brand as an innovative and significant global hospitality leader.

1968

In 1968, Hyatt International is formed and subsequently becomes a separate public company.

1969

Hyatt Regency Hong Kong welcomes its first guests in 1969 as the first international Hyatt hotel.

1971

Hyatt Regency O’Hare opens its doors.

1972

The Company opens a central reservations office with an 800 number in Omaha.

1973

Hyatt Regency San Francisco opens its doors.

1976

The Company manages a total of more than 50 hotels. The first Regency Club opens.

1977

Hyatt headquarters moves to Chicago, first to an airport location and later downtown.

1979

Hyatt Corporation is taken private by the Pritzker family business interests.

5

1980

The Company introduces the Grand Hyatt brand with the Grand Hyatt New York. Additionally, the Company adds the Park Hyatt brand to its portfolio and also solidifies its entry into the luxury resort market with the opening of Hyatt Regency Maui Resort & Spa in Hawaii.

In 1980 Hyatt Regency Chicago opens its west tower, making the hotel the largest in Chicago with over 2,000 guestrooms.

1982

Hyatt International is taken private by the Pritzker family business interests.

1987

Hyatt Gold Passport makes its debut.

1988

Camp Hyatt is introduced.

1990s

The Company emphasizes the Hyatt touch, placing the tag line “Feel the Hyatt Touch” on Hyatt’s advertising, featuring the new Hyatt crescent logo. The crescent shape is meant to symbolize Hyatt’s “sunrise-to-sunset service”.

Hyatt.com is launched and Hyatt Residence Club is born.

1998

Grand Hyatt Shanghai becomes the world’s highest hotel, occupying floors 53–87 of an 88-story tower.

2004

Substantially all hospitality assets are consolidated under a single identity, Global Hyatt Corporation.

In December 2004, Hyatt announces it will acquire AmeriSuites, an upscale chain of all suite business class hotels, from affiliates of the Blackstone Group. The AmeriSuites properties are later rebranded as Hyatt Place in 2006.

2005

Hyatt’s corporate office moves into the newly opened Hyatt Center building in downtown Chicago.

2006

Hyatt acquires a second select service brand, Summerfield Suites, and rebrands the properties to Hyatt Summerfield Suites.

2007

Hyatt introduces its Andaz brand and opens its first hotel without the Hyatt name, the Andaz Liverpool Street in London.

6

2008

Hyatt sells Microtel Inns & Suites and Hawthorn Suites hotel brands to Wyndham Worldwide.

Park Hyatt, Shanghai takes the title of world’s highest hotel occupying floors 79–93 of the 101-story Shanghai World Financial Center. While the hotel does not maintain this title as time moves on, it continues to be in the rankings as one of the world’s highest.

2009

Global Hyatt Corporation changes its name to Hyatt Hotels Corporation.

In May 2009, Hyatt launches Hyatt Concierge, making us the first hospitality company in the world to deploy a designated concierge site on Twitter.

In November 2009, Hyatt completes an initial public offering of Class A common stock which begins trading publicly on the New York Stock Exchange under the symbol H.

Hyatt at Olive 8 opens and receives the LEED® Silver rating from the U.S. Green Building Council (USGBC), a first for hotel/condominium buildings in the Seattle area. Hyatt at Olive 8 hotel is also one of only 20 hotels in the US to be officially designated “green” by the LEED (Leadership in Energy and Environmental Design) Green Building Rating System.

2010

The Hyatt Card is introduced, partnered with Visa. Hyatt increases social media presence with its blog Keyed Into Hyatt (blog.hyatt.com).

2011

Hyatt announces its select service brands are expanding internationally.

Hyatt announces that one of its wholly owned subsidiaries acquired a portfolio of assets from LodgeWorks, L.P. and its private equity partners. The transaction includes the purchase of twenty hotels and the management or franchise rights to an additional four hotels. Key members of the LodgeWorks management and development team join Hyatt as part of the transaction.

Park Hyatt Paris-Vendôme is awarded a five-star classification of the highest distinction - it is named by the government as one of eight official palace hotels in France.

The Company introduces Hyatt Thrive (thrive.hyatt.com), Hyatt’s global corporate responsibility platform.

2012

Hyatt evolves its extended-stay brand into a distinctive new hotel concept - Hyatt houseTM. As a part of the rebranding, all Hyatt Summerfield Suites and 15 Hotel Sierra properties undergo official name and signage changes.

In May, Hyatt completes an approximately $190 million acquisition of its first hotel in Mexico City. The 756-room hotel is re-branded as Hyatt Regency Mexico City and will undergo an approximately $40 million renovation over the next three years. Mexico City is the premier political, business and commercial hub in Mexico and the gateway to Latin America.

Hyatt select service makes its international debut with the opening of Hyatt Place San Jose/Pinares in Costa Rica.

Effective October 1, 2012, Hyatt realigns its corporate and regional operations.

7

Unaudited Historical Segment Information

We have recast our unaudited historical segment information to reflect our new reportable segments as if they existed for those periods. Our consolidated results were not affected by our change in reportable segments and therefore our consolidated results are as reported in the most recent public filing.

The unaudited historical financial information herein is not intended as a substitute for the recast segment information within the footnotes to the financial statements that will be reported in the Company’s Form 10-K for the fiscal year ended December 31, 2012 and earnings release for the fourth quarter of fiscal year 2012. Although the Company currently expects that such recast segment data will be consistent with the unaudited financial information presented herein, the Company cannot assure you that differences will not arise between the unaudited financial information included herein and the recast segment information included within the audited financial statements to be presented in the Company’s Form 10-K for the fiscal year ended December 31, 2012 and earnings release for the fourth quarter of fiscal year 2012. The Company’s management and its independent public accountants will continue to perform and complete various procedures in connection with the Company’s fiscal year 2012 annual reporting processes. These ongoing procedures with respect to the recast audited segment information within the footnotes to the financial statements may result in differences from the unaudited financial information set forth herein, and such differences may be material.

8

Segment Financial Summary (unaudited) (a)

(in millions)

	2012
	Q1	Q2	Q3
Adjusted EBITDA
Owned and leased	$75	$110	$97
Pro rata share of unconsolidated hospitality ventures	18	22	18

Total owned and leased	93	132	115
Americas management and franchising	46	54	49
ASPAC management and franchising	11	11	9
EAME / SW Asia management	6	8	5
Corporate and other	(31)	(25)	(24)

Adjusted EBITDA	$125	$180	$154

	2011
	Q1	Q2	Q3	Q4	YE
Adjusted EBITDA
Owned and leased	$60	$92	$84	$86	$322
Pro rata share of unconsolidated hospitality ventures	15	22	22	19	78

Total owned and leased	75	114	106	105	400
Americas management and franchising	40	44	40	43	167
ASPAC management and franchising	10	8	8	14	40
EAME / SW Asia management	8	10	5	11	34
Corporate and other	(24)	(25)	(24)	(30)	(103)

Adjusted EBITDA	$109	$151	$135	$143	$538

	2010
	Q1	Q2	Q3	Q4	YE
Adjusted EBITDA
Owned and leased	$68	$85	$66	$69	$288
Pro rata share of unconsolidated hospitality ventures	14	18	18	18	68

Total owned and leased	82	103	84	87	356
Americas management and franchising	31	41	37	36	145
ASPAC management and franchising	6	8	8	13	35
EAME / SW Asia management	6	8	7	10	31
Corporate and other	(13)	(25)	(25)	(28)	(91)

Adjusted EBITDA	$112	$135	$111	$118	$476

(a)	The segment results presented here have been recast to show our results as if our new reportable segments had existed in these periods. These reporting changes did not change the consolidated results of Hyatt Hotels Corporation for such periods.

9

Segment Financial Summary (unaudited) (a)

(in millions)

	2009
	Q1	Q2	Q3	Q4	YE
Adjusted EBITDA (b)
Owned and leased	$55	$74	$57	$58	$243
Pro rata share of unconsolidated hospitality ventures	10	18	15	16	59

Total owned and leased	65	92	72	74	302
Americas management and franchising	30	34	28	28	120
ASPAC management and franchising	4	4	5	12	25
EAME / SW Asia management	7	6	6	11	30
Corporate and other	(15)	(16)	(19)	(21)	(71)

Adjusted EBITDA	$91	$120	$92	$104	$406

(a)	The segment results presented here have been recast to show our results as if our new reportable segments had existed in these periods. These reporting changes did not change the consolidated results of Hyatt Hotels Corporation for such periods.
(b)	Certain periods in 2009 have not been adjusted for the insignificant impact from discontinued operations.

10

Fee Summary (unaudited)

(in millions)

	2012
	Q1	Q2	Q3

Base management fees	$38	$40	$37
Incentive management fees	26	26	18
Franchise and other fees	15	14	13

Total fees	$79	$80	$68

	2011
	Q1	Q2	Q3	Q4	YE

Base management fees (a)	$34	$37	$36	$37	$144
Incentive management fees (a)	25	26	18	28	97
Franchise and other fees (a)	11	12	12	12	47

Total fees	$70	$75	$66	$77	$288

	2010
	Q1	Q2	Q3	Q4	YE

Base management fees (b)	$30	$34	$33	$35	$132
Incentive management fees (b)	20	23	19	31	93
Franchise and other fees (b)	7	7	9	7	30

Total fees	$57	$64	$61	$73	$255

	2009
	Q1	Q2	Q3	Q4	YE

Base management fees (b)	$29	$29	$29	$31	$118
Incentive management fees (b)	20	20	14	25	79
Franchise and other fees (b)	5	6	6	9	26

Total fees	$54	$55	$49	$65	$223

(a)	Historical numbers are as reported in the most recent public filing in which the respective period was presented, except for certain reclassifications that were made to conform to the current year presentation.
(b)	Historical numbers are as reported in the most recent public filing in which the respective period was presented, and in certain circumstances have not been adjusted for the insignificant impact from reclassifications or discontinued operations.

11

Managed and Franchised Hotels (unaudited)

(includes owned and leased hotels)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2012
	Q1		Q2		Q3

Total managed and franchised hotels	465	131,496	469	133,134	473	133,799
Vacation ownership	15	963	15	963	15	963
Residential	8	1,230	8	1,230	8	1,230

Total properties and rooms/units	488	133,689	492	135,327	496	135,992

	2011
	Q1		Q2		Q3		Q4

Total managed and franchised hotels	428	124,452	433	125,281	455	128,664	460	130,534
Vacation ownership	15	963	15	963	15	963	15	963
Residential	8	1,230	8	1,230	8	1,230	8	1,230

Total properties and rooms/units	451	126,645	456	127,474	478	130,857	483	132,727

	2010
	Q1		Q2		Q3		Q4

Total managed and franchised hotels	409	121,753	421	123,833	423	124,143	429	125,306
Vacation ownership	15	962	15	962	15	962	15	962
Residential	10	1,337	9	1,252	9	1,252	9	1,239

Total properties and rooms/units	434	124,052	445	126,047	447	126,357	453	127,507

	2009
							Q4

Total managed and franchised hotels							399	120,031
Vacation ownership							15	962
Residential							10	1,324

Total properties and rooms/units							424	122,317

12

Systemwide Comparable Managed and Franchised Hotel Chain Statistics (unaudited) (a)

(includes owned and leased hotels)

	2012
	Q1	Q2	Q3

ADR (b)	$172.23	$172.61	$168.11
Occupancy (b)	68.8%	74.8%	73.3%
RevPAR (b)	$118.42	$129.12	$123.29
RevPAR Change (c)	7.1%	6.8%	3.2%

	2011
	Q1	Q2	Q3	Q4	YE

ADR (b)	$167.28	$166.84	$162.58	$171.38	$167.26
Occupancy (b)	66.1%	72.5%	73.5%	68.3%	70.4%
RevPAR (b)	$110.55	$120.93	$119.44	$117.13	$117.70
RevPAR Change (c)	9.5%	7.3%	8.2%	5.0%	7.4%

	2010
	Q1	Q2	Q3	Q4	YE

ADR (b)	$159.96	$159.82	$155.30	$167.03	$160.51
Occupancy (b)	63.7%	71.1%	71.2%	66.8%	68.3%
RevPAR (b)	$101.98	$113.59	$110.58	$111.59	$109.55
RevPAR Change (c)	5.0%	11.5%	10.9%	7.5%	8.7%

	2009
	Q1	Q2	Q3	Q4	YE

ADR (b)	$168.03	$158.89	$149.98	$161.44	$159.25
Occupancy (b)	58.6%	64.6%	67.0%	64.5%	63.7%
RevPAR (b)	$98.43	$102.72	$100.54	$104.16	$101.48
RevPAR Change (c)	—	—	—	(6.8%)	(18.7%)

(a)	Inventory included for comparable calculations may vary in each time period based on the definition of comparable hotels on the latest date the information was published.
(b)	This data represents information reported in the most recent public filing in which the stated period was presented.
(c)	RevPAR change shown is that which was published in the most recent applicable public filing.

13

Owned and Leased Hotels (unaudited) (a)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2012
	Q1		Q2		Q3

Full service	44	18,485	45	19,241	45	19,242
Select service	64	8,712	64	8,712	64	8,712

Total owned and leased hotels	108	27,197	109	27,953	109	27,954

	2011
	Q1		Q2		Q3		Q4

Full service	41	18,914	41	18,884	45	19,224	44	18,478
Select service	54	7,041	49	6,525	63	8,562	64	8,712

Total owned and leased hotels	95	25,955	90	25,409	108	27,786	108	27,190

	2010
	Q1		Q2		Q3		Q4

Full service	47	21,146	47	21,211	46	20,715	42	19,447
Select service	55	7,169	55	7,169	54	7,041	54	7,041

Total owned and leased hotels	102	28,315	102	28,380	100	27,756	96	26,488

	2009
							Q4

Full service							47	21,447
Select service							55	7,169

Total owned and leased hotels							102	28,616

(a)	Owned and leased hotel figures do not include unconsolidated hospitality ventures.

14

Owned and Leased Comparable Hotel Chain Statistics (unaudited) (a) (b) (e)

	2012
	Q1	Q2	Q3
Full service
ADR (c)	$202.01	$200.78	$201.05
Occupancy (c)	70.4%	79.1%	77.4%
RevPAR (c)	$142.31	$158.80	$155.55
RevPAR Change (d)	9.0%	8.0%	4.5%

Select service
ADR (c)	$96.21	$98.86	$97.86
Occupancy (c)	72.1%	80.0%	81.6%
RevPAR (c)	$69.35	$79.13	$79.86
RevPAR Change (d)	4.3%	5.4%	5.1%

Comparable owned and leased hotels
ADR (c)	$174.97	$174.94	$174.07
Occupancy (c)	70.9%	79.3%	78.4%
RevPAR (c)	$123.97	$138.77	$136.53
RevPAR Change (d)	8.3%	7.6%	4.6%

	2011
	Q1	Q2	Q3	Q4	YE
Full service
ADR (c)	$200.35	$199.38	$194.64	$200.57	$197.18
Occupancy (c)	65.2%	73.8%	76.4%	68.6%	70.9%
RevPAR (c)	$130.54	$147.08	$148.80	$137.55	$139.87
RevPAR Change (d)	0.5%	5.2%	9.0%	6.6%	5.5%

Select service
ADR (c)	$93.36	$92.27	$92.01	$90.22	$91.96
Occupancy (c)	71.2%	81.4%	82.6%	72.6%	77.0%
RevPAR (c)	$66.50	$75.10	$75.99	$65.46	$70.77
RevPAR Change (d)	10.1%	9.5%	10.5%	2.8%	8.4%

Comparable owned and leased hotels
ADR (c)	$171.68	$170.47	$167.34	$171.43	$168.90
Occupancy (c)	66.7%	75.7%	78.0%	69.6%	72.5%
RevPAR (c)	$114.47	$129.02	$130.51	$119.29	$122.39
RevPAR Change (d)	2.0%	5.9%	9.2%	6.0%	5.9%

(a)	Owned and leased hotel figures do not include unconsolidated hospitality ventures.
(b)	Inventory included for comparable calculations may vary in each time period based on the definition of comparable hotels on the latest date the information was published.
(c)	This data represents information reported in the most recent public filing in which the stated period was presented.
(d)	RevPAR change shown is that which was published in the most recent applicable public filing.
(e)	The realignment of our reporting structures did not impact the owned and leased segment and therefore these statistics agree to our most recent applicable public filling.

15

Owned and Leased Comparable Hotel Chain Statistics (unaudited) (a) (b) (e)

	2010
	Q1	Q2	Q3	Q4	YE
Full service
ADR (c)	$191.19	$185.06	$180.61	$197.59	$190.83
Occupancy (c)	65.3%	73.2%	73.2%	65.3%	69.5%
RevPAR (c)	$124.82	$135.43	$132.12	$129.04	$132.64
RevPAR Change (d)	11.1%	9.8%	6.6%	2.9%	7.8%

Select service
ADR (c)	$89.84	$87.62	$86.99	$87.04	$87.26
Occupancy (c)	69.0%	78.3%	79.0%	73.1%	74.8%
RevPAR (c)	$62.03	$68.58	$68.75	$63.67	$65.28
RevPAR Change (d)	2.9%	8.6%	8.4%	10.5%	7.6%

Comparable owned and leased hotels
ADR (c)	$162.29	$159.89	$156.29	$167.20	$163.15
Occupancy (c)	66.3%	74.4%	74.6%	67.3%	70.8%
RevPAR (c)	$107.63	$119.01	$116.58	$112.51	$115.59
RevPAR Change (d)	9.8%	9.6%	6.9%	4.1%	7.8%

	2009
	Q1	Q2	Q3	Q4	YE
Full service
ADR (c)	$183.45	$175.05	$167.72	$185.45	$181.41
Occupancy (c)	58.1%	66.5%	69.9%	64.9%	65.2%
RevPAR (c)	$106.62	$116.32	$117.20	$120.37	$118.29
RevPAR Change (d)	—	—	—	(6.1%)	(18.8%)

Select service
ADR (c)	$102.15	$93.66	$90.52	$87.75	$93.15
Occupancy (c)	59.0%	69.4%	72.2%	67.7%	67.1%
RevPAR (c)	$60.27	$64.96	$65.34	$59.38	$62.49
RevPAR Change (d)	—	—	—	(9.7%)	(16.5%)

Comparable owned and leased hotels
ADR (c)	$162.77	$153.93	$147.60	$158.23	$157.06
Occupancy (c)	58.3%	67.2%	70.5%	65.7%	65.7%
RevPAR (c)	$94.96	$103.41	$104.01	$103.88	$103.21
RevPAR Change (d)	—	—	—	(6.7%)	(18.4%)

(a)	Owned and leased hotel figures do not include unconsolidated hospitality ventures.
(b)	Inventory included for comparable calculations may vary in each time period based on the definition of comparable hotels on the latest date the information was published.
(c)	This data represents information reported in the most recent public filing in which the stated period was presented.
(d)	RevPAR change shown is that which was published in the most recent applicable public filing.
(e)	The realignment of our reporting structures did not impact the owned and leased segment and therefore these statistics agree to our most recent applicable public filling.

16

Total Americas Managed and Franchised Hotels (unaudited)

(includes owned and leased hotels)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2012
	Q1		Q2		Q3
Full service hotels
United States Managed	107	56,515	107	56,515	106	56,015
Other Americas Managed	15	5,397	16	6,153	16	6,153
Franchised	21	6,376	23	7,047	23	7,047

Subtotal	143	68,288	146	69,715	145	69,215

Select service hotels
United States Managed	95	12,781	95	12,781	95	12,781
Other Americas Managed	—	—	—	—	—	—
Franchised	123	15,783	125	16,347	128	16,779

Subtotal	218	28,564	220	29,128	223	29,560

Total managed and franchised hotels	361	96,852	366	98,843	368	98,775

	2011
	Q1		Q2		Q3		Q4
Full service hotels
United States Managed	106	56,542	106	56,516	108	56,421	107	56,507
Other Americas Managed	15	5,397	15	5,397	15	5,397	15	5,397
Franchised	17	5,216	17	5,222	19	5,682	20	6,046

Subtotal	138	67,155	138	67,135	142	67,500	142	67,950

Select service hotels
United States Managed	81	10,522	76	10,006	93	12,497	95	12,781
Franchised	115	14,589	123	15,675	121	15,343	120	15,247

Subtotal	196	25,111	199	25,681	214	27,840	215	28,028

Total managed and franchised hotels	334	92,266	337	92,816	356	95,340	357	95,978

17

Total Americas Managed and Franchised Hotels (unaudited)

(includes owned and leased hotels)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2010
	Q1		Q2		Q3		Q4
Full service hotels
United States Managed	107	56,953	108	57,349	108	57,206	106	56,537
Other Americas Managed	14	5,047	15	5,397	15	5,397	15	5,397
United States Franchised	11	3,404	12	3,619	13	3,947	16	4,767

Subtotal	132	65,404	135	66,365	136	66,550	137	66,701

Select service hotels
United States Managed	81	10,436	81	10,436	80	10,308	81	10,522
United States Franchised	101	12,832	110	13,956	112	14,221	114	14,494

Subtotal	182	23,268	191	24,392	192	24,529	195	25,016

Total managed and franchised hotels	314	88,672	326	90,757	328	91,079	332	91,717

	2009
							Q4
Full service hotels
United States Managed							103	56,096
Other Americas Managed							14	5,047
Franchised							11	3,401

Subtotal							128	64,544

Select service hotels
United States Managed							80	10,285
Franchised							96	12,218

Subtotal							176	22,503

Total managed and franchised hotels							304	87,047

18

Americas Comparable Managed and Franchised Hotel Chain Statistics (unaudited) (a)

(includes owned and leased hotels)

	2012
	Q1	Q2	Q3
Full service
ADR	$171.41	$173.57	$168.87
Occupancy	70.1%	77.6%	75.7%
RevPAR	$120.09	$134.70	$127.90
RevPAR Change (b)	8.2%	8.6%	4.0%

Select service
ADR	$101.87	$102.32	$102.24
Occupancy	71.0%	78.3%	78.2%
RevPAR	$72.34	$80.11	$79.93
RevPAR Change (b)	7.2%	6.4%	6.0%

	2011
	Q1	Q2	Q3	Q4	YE
Full service
ADR	$166.53	$165.77	$161.39	$164.05	$162.96
Occupancy	66.7%	74.8%	76.2%	67.6%	71.4%
RevPAR	$111.02	$124.07	$123.00	$110.93	$116.38
RevPAR Change (b)	8.7%	5.6%	7.8%	6.5%	7.1%

Select service
ADR	$98.38	$97.11	$96.91	$94.56	$95.94
Occupancy	68.6%	77.6%	77.8%	70.1%	74.1%
RevPAR	$67.45	$75.33	$75.42	$66.27	$71.13
RevPAR Change (b)	11.6%	9.6%	8.8%	5.5%	8.8%

	2010
	Q1	Q2	Q3	Q4	YE
Full service
ADR	$157.64	$159.39	$153.78	$160.37	$157.72
Occupancy	64.2%	73.1%	73.3%	64.9%	68.9%
RevPAR	$101.17	$116.53	$112.77	$104.11	$108.67
RevPAR Change (b)	(1.9%)	7.2%	7.9%	4.4%	4.5%

Select service
ADR	$94.41	$93.03	$92.68	$91.32	$92.79
Occupancy	65.0%	73.7%	74.0%	68.8%	70.4%
RevPAR	$61.39	$68.59	$68.62	$62.83	$65.35
RevPAR Change (b)	2.6%	7.8%	9.1%	9.5%	7.3%

(a)	Inventory included for comparable calculations is based on the comparable set of hotels for that respective period. Additionally, in each period, we will update the immediately preceding fiscal period to reflect the current applicable period’s hotel comparative listing. For example, the 2010 data represents information based on the 2011 comparable set of hotels.
(b)	RevPAR change shown is based on the applicable years comparable hotels compared to the respective prior year using the comparable hotels for the applicable year. For example, the 2011 RevPAR change is calculated using 2011 and 2010 RevPAR statistics based upon the 2011 comparable set. This figure, unlike other 2011 statistics will not be updated to reflect the 2012 comparable hotel listing.

19

Americas Comparable Managed and Franchised Hotel Chain Statistics (unaudited) (a)

(includes owned and leased hotels)

	2009
	Q1	Q2	Q3	Q4	YE
Full service
ADR	$169.61	$159.72	$148.42	$154.61	$157.70
Occupancy	60.7%	67.5%	69.6%	63.8%	65.4%
RevPAR	$102.92	$107.87	$103.33	$98.69	$103.19

Select service
ADR	$104.50	$97.24	$90.94	$90.78	$95.50
Occupancy	57.9%	66.8%	70.5%	64.0%	64.8%
RevPAR	$60.53	$64.92	$64.09	$58.11	$61.91

(a)	Inventory included for comparable calculations is based on the comparable set of hotels for that respective period. Additionally, in each period, we will update the immediately preceding fiscal period to reflect the current applicable period’s hotel comparative listing. For example, the 2010 data represents information based on the 2011 comparable set of hotels.

20

Total ASPAC Managed and Franchised Hotels (unaudited)

(includes owned and leased hotels)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2012
	Q1		Q2		Q3
Full service hotels
Managed	51	19,870	50	19,517	52	20,250
Franchised	2	988	2	988	2	988

Total managed and franchised hotels	53	20,858	52	20,505	54	21,238

	2011
	Q1		Q2		Q3		Q4
Full service hotels
Managed	48	18,973	49	19,216	49	19,256	51	19,993
Franchised	2	988	2	988	2	988	2	988

Total managed and franchised hotels	50	19,961	51	20,204	51	20,244	53	20,981

	2010
	Q1		Q2		Q3		Q4
Full service hotels
Managed	49	19,385	49	19,384	49	19,377	49	19,376
Franchised	2	988	2	988	2	988	2	988

Total managed and franchised hotels	51	20,373	51	20,372	51	20,365	51	20,364

	2009
							Q4
Full service hotels
Managed							49	19,288
Franchised							2	988

Total managed and franchised hotels							51	20,276

21

ASPAC Comparable Managed and Franchised Hotel Chain Statistics (unaudited) (a)

(includes owned and leased hotels)

	2012
	Q1	Q2	Q3
ADR	$236.37	$240.43	$234.07
Occupancy	67.2%	69.0%	68.7%
RevPAR	$158.88	$165.78	$160.85
RevPAR Change (b)	10.2%	8.8%	3.7%

	2011
	Q1	Q2	Q3	Q4	YE
ADR	$218.59	$228.70	$226.36	$237.13	$226.24
Occupancy	65.9%	66.6%	68.5%	71.6%	67.8%
RevPAR	$144.12	$152.34	$155.16	$169.81	$153.38
RevPAR Change (b)	15.4%	8.7%	10.2%	6.3%	9.8%

	2010
	Q1	Q2	Q3	Q4	YE
ADR	$197.77	$207.44	$203.68	$226.13	$209.26
Occupancy	62.3%	65.9%	68.1%	70.7%	66.8%
RevPAR	$123.16	$136.65	$138.74	$159.80	$139.72
RevPAR Change (b)	25.3%	32.0%	23.8%	19.0%	24.5%

	2009
	Q1	Q2	Q3	Q4	YE
ADR	$187.60	$188.04	$186.24	$204.05	$191.99
Occupancy	54.0%	55.4%	61.0%	66.2%	59.2%
RevPAR	$101.34	$104.20	$113.65	$135.09	$113.67

(a)	Inventory included for comparable calculations is based on the comparable set of hotels for that respective period. Additionally, in each period, we will update the immediately preceding fiscal period to reflect the current applicable period’s hotel comparative listing. For example, the 2010 data represents information based on the 2011 comparable set of hotels.
(b)	RevPAR change shown is based on the applicable years comparable hotels compared to the respective prior year using the comparable hotels for the applicable year. For example, the 2011 RevPAR change is calculated using 2011 and 2010 RevPAR statistics based upon the 2011 comparable set. This figure, unlike other 2011 statistics will not be updated to reflect the 2012 comparable hotel listing.

22

Total EAME / SW Asia Managed Hotels (unaudited)

(includes owned and leased hotels)

	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units	Properties	Rooms/Units
	2012
	Q1		Q2		Q3
Full service hotels
EAME Managed	32	7,964	32	7,964	32	7,964
SW Asia Managed	19	5,822	19	5,822	19	5,822

Total managed hotels	51	13,786	51	13,786	51	13,786

	2011
	Q1		Q2		Q3		Q4
Full service hotels
EAME Managed	31	7,795	31	7,781	32	7,961	32	7,961
SW Asia Managed	13	4,430	14	4,480	16	5,119	18	5,614

Total managed hotels	44	12,225	45	12,261	48	13,080	50	13,575

	2010
	Q1		Q2		Q3		Q4
Full service hotels
EAME Managed	32	8,501	32	8,497	32	8,492	33	8,795
SW Asia Managed	12	4,207	12	4,207	12	4,207	13	4,430

Total managed hotels	44	12,708	44	12,704	44	12,699	46	13,225

	2009
							Q4
Full service hotels
EAME Managed							32	8,501
SW Asia Managed							12	4,207

Total managed hotels							44	12,708

23

EAME / SW Asia Comparable Managed Hotel Chain Statistics (unaudited) (a)

(includes owned and leased hotels)

	2012
	Q1	Q2	Q3

ADR	$245.50	$241.57	$234.53
Occupancy	60.7%	63.3%	58.2%
RevPAR	$148.91	$152.92	$136.49
RevPAR Change (b)	(1.8%)	(5.1%)	(4.1%)

	2011
	Q1	Q2	Q3	Q4	YE

ADR	$253.70	$260.01	$243.56	$255.46	$254.04
Occupancy	59.8%	62.0%	58.5%	63.6%	61.6%
RevPAR	$151.62	$161.19	$142.37	$162.55	$156.50
RevPAR Change (b)	3.5%	9.9%	6.7%	(3.1%)	4.0%

	2010
	Q1	Q2	Q3	Q4	YE

ADR	$239.61	$234.76	$231.00	$250.52	$239.28
Occupancy	62.3%	63.5%	58.9%	66.9%	62.9%
RevPAR	$149.22	$149.16	$136.08	$167.69	$150.55
RevPAR Change (b)	12.5%	8.9%	7.8%	2.0%	7.4%

	2009
	Q1	Q2	Q3	Q4	YE

ADR	$242.86	$230.76	$227.00	$248.77	$237.72
Occupancy	55.2%	59.4%	56.3%	66.5%	59.4%
RevPAR	$134.07	$136.98	$127.85	$165.53	$141.16

(a)	Inventory included for comparable calculations is based on the comparable set of hotels for that respective period. Additionally, in each period, we will update the immediately preceding fiscal period to reflect the current applicable period’s hotel comparative listing. For example, the 2010 data represents information based on the 2011 comparable set of hotels.
(b)	RevPAR change shown is based on the applicable years comparable hotels compared to the respective prior year using the comparable hotels for the applicable year. For example, the 2011 RevPAR change is calculated using 2011 and 2010 RevPAR statistics based upon the 2011 comparable set. This figure, unlike other 2011 statistics will not be updated to reflect the 2012 comparable hotel listing.

24

Owned and Leased Hotel Operating Margin and Comparable Owned and Leased Hotel Operating Margin (unaudited) (c)

	2012
	Q1	Q2	Q3

Owned and leased hotel operating margin percentage (a)	20.3%	26.3%	24.1%
Percent change (b)	2.2%	3.2%	0.7%
Comparable owned and leased hotel operating margin percentage (a)	20.0%	24.9%	22.7%
Percent change (b)	1.2%	1.2%	0.2%

	2011
	Q1	Q2	Q3	Q4	YE

Owned and leased hotel operating margin percentage (a)	18.1%	23.1%	23.4%	22.5%	21.9%
Percent change (b)	(1.2)%	0.5%	6.0%	3.1%	2.2%
Comparable owned and leased hotel operating margin percentage (a)	18.8%	23.7%	22.5%	22.4%	21.9%
Percent change (b)	(1.3)%	0.8%	3.5%	1.8%	1.1%

	2010
	Q1	Q2	Q3	Q4	YE

Owned and leased hotel operating margin percentage (a)	19.3%	22.6%	17.4%	19.4%	19.7%
Percent change (b)	1.5%	2.3%	1.2%	1.7%	1.7%
Comparable owned and leased hotel operating margin percentage (a)	20.2%	22.4%	18.5%	20.6%	20.8%
Percent change (b)	2.2%	1.3%	1.3%	2.1%	1.8%

	2009
	Q1	Q2	Q3	Q4	YE

Owned and leased hotel operating margin percentage (a)	17.8%	20.3%	16.2%	17.7%	18.0%
Percent change (b)	—	—	—	(3.3)%	(8.0)%
Comparable owned and leased hotel operating margin percentage (a)	17.7%	20.9%	17.1%	18.3%	18.6%
Percent change (b)	—	—	—	(2.2)%	(7.0)%

(a)	This data represents information reported in the most recent public filing in which the stated period was presented.
(b)	Percentage change shown is that which was published in the most recent applicable public filing.
(c)	The realignment of our reporting structures did not impact the owned and leased segment and therefore these statistics agree to our most recent applicable public filling.

25